Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Copyright 022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without th express consent of Momentu is strictly prohibited. Q3 2022 Business and Financial Highlights November 8, 2022

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Disclaimer and Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains certain statements which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward- looking statements include, but are not limited to, statements regarding future financial results, future operations, future financial position, projected costs, objectives of management, and other statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to risks related to obtaining licenses and government approvals for our missions; delays or impediments in vehicle development, manufacture, test and deployment; the harsh and unpredictable environment of space in which our products operate; increased competition in our industry due in part to rapid technological development; delays or impediments in the development, manufacture and deployment of our vehicles; failure of our vehicles and components to operate as intended either due to error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions; product delays or failures; design and engineering flaws; launch failures or other events that force us to cancel or reschedule launches; our ability to convert backlog or inbound inquiries into revenue; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on our business; and the factors, risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this presentation. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2021 and subsequent quarterly reports on Form 10-Q. The company’s filings may be accessed through the Investor Relations page of its website, investor.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. There can be no assurance that we will achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, it is not possible for our management to predict all risks or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this presentation with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The technology underlying our anticipated service offerings is still in the process of being developed, and has not been fully tested or validated in space. Our ability to execute on our business plan is dependent on the successful development and commercialization of our technologies. Development of space technologies is extremely complex, time consuming, and expensive, and there can be no assurance that our predicted theoretical and ground-based results will translate into operational space vehicles that operate within the parameters we expect, or at all. Use of Non-GAAP Financial Measures This presentation references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. Momentus defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items Momentus believes are not indicative of its core operating performance. Momentus defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non- recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP. Momentus believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about Momentus that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures Momentus uses may not be directly comparable to similarly titled measures of other companies. 2

Significant progress since Aug'21 de-SPAC

- Substantial improvements to Engineering and Operations capabilities.
- Flew Vigoride vehicle for the first time in May. Increased confidence in system reliability.
- Encountering fewer pre-launch issues on Vigoride 5 than on Vigoride 3,and resolving them faster.
- Recruited impressive engineering team led by industry veterans with decades of experience leading development and production of cutting-edge systems.
- Customer interest trending positively.
  - Currently negotiating contracts for follow on missions with two customers who flew on our first mission.
  - Receiving greater interest from new customers.
- Refocusing sales efforts on the right customers and improving competitive positioning.
- Historical regulatory difficulties addressed:
  - Reached baseline compliance with our National Security Agreement this Spring.
  - Received all necessary licenses and regulatory approvals to fly Vigoride 3 to space.
- Simpler licensing process going forward:
  - *We don't need to reapply for FAA approval or NOAA license for Vigoride 5.*
  - FCC license application was the only one we needed to submit.
- Improved systems, tools and processes across IT, Finance, Accounting and other groups.

Bottom line: Momentus is a much stronger company today than it was 15 months ago.

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

3

Recent Progress – Vigoride 3

- Inaugural launch was on May 25 with two ports:
  - Vigoride 3 orbital service vehicle, and
  - Third-party deployment system.
- Vigoride 3 mission is still underway.
- Confirmed deployment of five more customer satellites from Vigoride 3 during third quarter.
  - Brings cumulative total number of customer satellite deployments from Vigoride 3 to seven.
  - Brings total number of Momentus customer satellite deployments from all platforms to eight.
- We have implemented many lessons learned ahead of our next mission in December.


Vigoride 3 on SpaceX
Falcon-9 Rocket
May 25, 2022
2022-05-25 19:46:20.439

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Recent Progress – Vigoride 5 • Applied lessons learned from inaugural mission to next generation Vigoride 5 vehicle in preparation for second launch. • Conducted expanded zero-gravity deployment testing campaign on the solar array that will power Vigoride 5. • Conducted ground hot fire testing of next-generation Microwave Electrothermal Thruster (MET) propulsion module for Vigoride 5. • Completed ground vibration testing of full Vigoride 5 vehicle to simulate environment that it will encounter on the SpaceX Falcon 9 launch vehicle. • Completed thermal vacuum testing of the full Vigoride 5 vehicle to simulate the environment that it will experience in space. • Integrated customer satellites onto Vigoride 5. • Completed Vigoride 5 Flight Readiness Review. Bottom line: On track to launch Vigoride 5 on the Transporter-6 mission, currently targeted for December. 5 MET Hot Fire Testing

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Simulated Zero Gravity Solar Array Deployment Testing 6

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Vigoride 5 Progress in Pictures 7 Assembly Moving to Vibration Table Customers Integrated Note: Photos are Not Export Controlled and contain no Protected Technical Information. Solar Array Deployment Testing Thermal Vacuum Testing Post-environmental Testing

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 8 Step 3 Vigoride 5 deploys Qosmosys payload in orbit. Step 1 Launch vehicle carries Vigoride 5 with payloads to initial orbit Step 5 Vigoride 5 deorbits itself at the end of its in- space operation Step 2 Vigoride 5 with payloads separates from launch vehicle. Vigoride 5 Mission Plan • Primary goals of demonstration mission: ➢ Test Vigoride on orbit, ➢ Learn from any issues, ➢ Incorporate lessons learned into future Vigorides. • Will also carry two customers: ➢ Qosmosys (transportation) and ➢ Caltech (hosted payload) • Sequence of events: ➢ Travel on launch vehicle to sun-synchronous orbit at over 500 km altitude, ➢ Separate from launch vehicle and go through a disciplined startup sequence, ➢ Deploy Qosmosys satellite, ➢ Operate Vigoride in space through powered flight (with Caltech hosted payload onboard), and ➢ De-orbit Vigoride 5 at mission conclusion. Step 4 Momentus tests Vigoride 5 in orbit while hosting Caltech payload

California Institute of Technology (Caltech) Space Solar Power Project (SSPP)


MAPLE
ALBA
DOLCE

- Research and development effort on space solar power.
- Goal: evaluate technical and economic feasibility of gathering solar energy in space and beaming it back to earth to power terrestrial applications.
- SSPP Demo mission 1 (SSPD-1) is a set of three in-orbit experiments to be hosted onboard Vigoride 5
- The three experiments will test and validate:
  - Solar cell performance (ALBA),
  - Deployment mechanism performance (DOLCE)
  - Beam focusing and steering (MAPLE)

Link to Academic Paper

Caltech Payload on Vigoride 5


DOLCE
Avionics
ALBA
MAPLE

Source: Caltech

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

9

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Vigoride Program Schedule 10 Vigoride 2 Vigoride 3 Vigoride 5 Design Phase System Build & Verification Phase C0DR PDR CDR Unit Qual Sys Pre- Env Vibe TVAC Sys Post- Env Cust. Int. LV Int. Launch Vigoride 1 Complete Vigoride 2 Complete Vigoride 3 Complete Vigoride 5 Complete Vigoride 6 Complete In process Vigoride 7 In process Vigoride 6

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Recent Progress – Commercial Highlights • Signed new contract with OHB LuxSpace in Q3 for Hosted Payload service. • Signed contract modification with NASA’s Kennedy Space Center for transportation service to place two satellites in custom orbit. ➢Supports cutting edge research on space weather. ➢Milestone in effort to grow into government services. • Signed a Memorandum of Understanding with Sidus Space for transportation and hosted payload services. 11

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. New FCC rule requires dead satellites be removed • FCC recently implemented a rule that requires satellites in LEO to be de-orbited within five years of mission conclusion. • Momentus anticipated active stance from regulators, has been investing to develop de-orbiting capability for several years. • Market could be for 1,000-2,000 satellite de-orbits annually by end of decade. • Bottom line: Creates large opportunity for Momentus to provide de-orbiting services 12 Satellites vs. Debris Forecasted Satellite Deployments Source: Deutsche Bank ResearchSource: European Space Agency 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 E 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E 2 0 2 6 E 2 0 2 7 E 2 0 2 8 E

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Extending Our Cash Runway • We remain on track relative to the cost reduction plan that we disclosed a quarter ago, which would extend our cash runway through the end of 2023; • We plan to be opportunistic about raising capital in the meantime; ➢Our recently implemented three-year, $50 million ATM program provides flexibility to raise a small amount of capital as market conditions permit; • We plan to add back spending on longer-dated R&D projects once we raise additional capital and prove out the capabilities of expendable Vigoride. • Meantime, we are prioritizing balance sheet cash for: ➢Vigoride development; ➢Planned missions on upcoming SpaceX launches including Vigoride 5 (December 2022), Vigoride 6 (February 2023), and Vigoride 7 (May 2023). ➢Long-lead material purchases for Vigoride 8, Vigoride 9 and Vigoride 10; and ➢Highest priority internal R&D projects. • We are targeting government contracts from NASA and the Defense Department to provide funding for other promising technology efforts. 13

Momentus Investment Thesis

- Space transportation and infrastructure market is attractive
  - Cost to access space declining, number of satellites launched growing
  - Larger launch vehicles, competition, and satellite miniaturization
  - Regulatory environment appears favorable (new de-orbiting rule)
  - Morgan Stanley forecasts space economy will more than double from ~$469B today to $1T+ by 2040
- Momentus is well-positioned to capture a portion of this growing market
  - Few companies have built and launched Orbital Service Vehicles (OSV)
  - Momentus already offering in-space transportation & payload-hosting
  - Working on expanded menu of services: in-orbit maintenance, refueling, de-orbiting & others
- Profitability should improve with scale, learning, capacity utilization and eventually reusability
  - Production costs should decline
  - Revenue per mission should increase
  - De-orbiting and satellite servicing missions offer opportunities for greater margin
  - Longer-term, we expect a discrete margin boost from reusability
- Highly experienced and capable leadership team

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

14

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Q3 Financial Highlights • $43 million in backlog (potential revenue), as of October 31, 2022. * • Unrestricted cash and cash equivalents of approximately $82 million as of September 30, 2022. • Gross debt of approximately $18 million consisting of a term loan that we began to repay in March. • Recognized $129 thousand in revenue and $115 thousand in gross profit, primarily related to Vigoride 3. • Q3 loss from operations was approximately $22 million. • Q3 Adjusted EBITDA was negative $16 million. • Adjusted EBITDA excludes stock-based compensation expense, certain legal matters, and net mark-to-market gains and losses on warrant liabilities, and other adjusting items. • Refer to the Appendix of this presentation for reconciliation with equivalent GAAP financials. 15 * Backlog contains firm orders as well as options, which allow customers to opt-in to launches on shorter notice without requiring a separate agreement. The breadth of these signed contracts spans across 19 companies in 14 countries. In general, our customers have the right to cancel their contracts with the understanding that they will forfeit their deposits. If a customer cancels a contract before it is required to pay non-refundable deposits, we may not receive revenue from these orders, except for an initial deposit which is paid at the time the contract is signed.

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 16 Thank you!

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Appendix 17

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Income Statement 18

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Balance Sheet 19

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Cash Flow Statement 20

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. GAAP to Non-GAAP Reconciliation 21

Copyright 2022. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. GAAP to Non-GAAP Reconciliation (cont.) 22